Exhibit 10.24

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CONFlDENTlAL

Confidential

SECOND AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Second Amendment to Amended and Restated Interactive Marketing Agreement (this “Second Amendment”), dated as of March          , 2004 (the “Second Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 2400 Bayshore Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to amend that certain Amended and Restated Interactive Marketing Agreement entered into by them as of October 1, 2003 (such agreement as may have been amended previously by that certain First Amendment to Amended and Restated Interactive Marketing Agreement dated December 15, 2003 (“First Amendment”), the “Existing Agreement,” and as amended by this Second Amendment, the “Agreement”), to the extent set forth herein. Capitalized terms not defined in this Second Amendment (which includes the additional definitions provided in the Second Amendment Exhibit A) shall have the meanings set forth in the Existing Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1.        Display of Content Targeted Advertisements. Google and AOL hereby agree to run Content Targeted Advertisements on the AOL Network on the terms set forth in the Existing Agreement, as may be amended by this Second Amendment, including without limitation the terms of the Second Amendment Exhibit B hereto, which shall describe the mechanisms by which AOL may implement the Content Targeted Advertising Service using “JavaScript” and the general processes under which Content Targeted Advertisements will be provided through such “JavaScript” implementation. As of the Second Amendment Effective Date, each Subsequent Carriage Plan shall identify the specific implementation type (i.e. “i-Frame” described in First Amendment Exhibit B or “JavaScript” described in Second Amendment Exhibit B) for use of the Content Targeted Advertising Service under such Subsequent Carriage Plan.

2.        Application of Relevant Terms and Conditions to Content Targeted Advertisements. In addition to Section 1 of this Second Amendment, except as expressly provided for in this Second Amendment, all terms and conditions of the Existing Agreement (i.e., as amended by the First Amendment) applicable to each Party for providing and displaying the Sponsored Links, Matched Results, Google Advertising Results, and implementing the Google Sponsored Advertising Service shall apply to the Content Targeted Advertisements and the Content Targeted Advertising Service under this Second Amendment.

As of the Second Amendment Effective date, the following provisions of the Existing Agreement will apply to the Content Targeted Advertising Service, as amended below:

(a)        Section 2.1.3 (Required Characteristics); provided, however, that: (i) notwithstanding Section 2.1.3(ii) of the Existing Agreement (as amended by the First Amendment), for any “i-Frame” implementations of the Google Content Targeted Service as described in the First Amendment Exhibit B: (A) upon mutual written agreement of the Parties, [****] on each page on which Content Targeted Advertisements are displayed; and (B) all elements of the appearance (i.e., “look and feel” ) shall be subject to the mutual agreement of the Parties, provided, however, that in no event

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shall AOL change, modify or reorganize any text or Content of the Content Targeted Advertisements and any Google branding of the Content Targeted Advertisements shall be mutually agreed to by the Parties; and (ii) for any “JavaScript” implementation of the Google Content Targeted Service as described in the Second Amendment Exhibit B, (A) the Parties will mutually agree to the number of ad locations (if any) and/or Content Targeted Advertisements (if any) to be displayed on each page with any such JavaScript implementation, [****], (B) upon mutual agreement of the Parties, on a case by case basis, the URL that is part of the visible text of the Content Targeted Advertisement may be truncated for display by AOL in a manner mutually agreed in advance in writing by the Parties; provided that, for the avoidance of doubt, Google shall have the right, at any time, to decline to serve such truncated Content Targeted Advertisement to AOL, and, (C) all elements of the appearance (i.e., “look and feel”), title (as set forth in Section 2.1.3(ii) of the Existing Agreement) and disclosure language (as set forth in Section 2.1.3(v) of the Existing Agreement) of the Content Targeted Advertisements shall be determined by AOL, provided, however, that in no event shall AOL change, modify or reorganize any text or Content Targeted Advertisements (except as provided for in the preceding provision (B) above) [****].

(b)        Section 2.5 (Speed); provided, however, that for a “JavaScript” implementation of the Content Targeted Advertising Service as described in Second Amendment Exhibit B, if Google fails to Process any single Content Targeted Advertisements within [****] following the Initial Request, then in addition to any other remedies available to AOL under the Agreement, Google shall provide a “no results” notice to AOL, and AOL shall have the right to display ads in the event of such a “no results” notice, and such ads shall not include any Google attribution.

(c)        Section 2.8 (Promotional Limitations) (e.g., such that Google shall not return any Content Targeted Advertisements if such advertisements would be prohibited under the First Level Filter or Second Level Filter); provided, however, that Google shall filter Content Targeted Advertisements which promote Exclusive Categories as set forth in a mutually agreed to relevant Subsequent Carriage Plan. Each Exclusive Category shall consist of a written description of that Exclusive Category [****] (collectively, an “Exclusive Categories Filter”). AOL may from time to time request that Google: (i) completely remove any then existing Exclusive Categories Filter; (ii) extend any then existing Exclusive Categories Filter (without modification) into new areas on which Content Targeted Advertisements will be delivered; and/or, (iii) filter out additional sample competitors of a specific AOL partner for a then existing Exclusive Category (i.e., Google will filter specific Keywords and/or URLs for those updated sample competitors), whose names AOL will provide to Google in writing, solely in order for AOL to comply with a contractual obligation to such AOL partner as a result of a competitor update made by such AOL partner; provided that, AOL represents that the inclusion of such additional sample competitors will not otherwise change the scope of the then existing Exclusive Category (each of the foregoing (i), (ii) and (iii), a “Permitted Filter Application”); and Google will implement any such AOL request within [****] of receiving written notice thereof. Any changes, modifications or updates to a then existing Exclusive Category or any proposal for a new Exclusive Categories Filter which is not a Permitted Filter Application must be mutually agreed to under a new Subsequent Carriage Plan. Google’s return to AOL of any Content Targeted Advertisement that should have been excluded under such Exclusive Categories Filter will not be deemed a breach of this Agreement, provided that Google remedies the situation as set forth in Section 2.9(b) of the Agreement (e.g., curing such Slippage within the time period specified in the Agreement).

(d)        Section 2.8(d) (Relevance); provided, however, that: Google shall not be deemed to be in breach of Section 2.9 by virtue of the Content Targeted Advertisements not being Relevant

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[****]. For the avoidance of doubt, Google shall not be obligated to display any AOL House Ads for a “JavaScript” implementation of the Content Targeted Advertising Service as described in the Second Amendment Exhibit B.

(e) Section 2.9(b) (Rights and Remedies in the Event of Promotional Problems); provided, however, that in the event of Slippage for an Exclusive Categories Filter, Google shall remedy such Slippage by implementing the corrective filter (including, e.g., filtering the specific Destination URL(s)) to prevent the display of the corresponding Content Targeted Advertisement identified by AOL pursuant to requirements set forth below. AOL shall provide Google with the following information with respect to any such Slippage:

[****]

Upon receipt of all information as provided in (i), (ii) and (iii) immediately above, Google shall have [****] in which to implement the corrective URL filter. [****]

(f) Section 10.1 of Exhibit E (Liability); provided, however, that the amount of the Cap for purposes of the First Amendment and this Second Amendment shall be [****] for any Subsequent Carriage Plans executed as of the Second Amendment Effective Date. For the avoidance of doubt, the Initial Expected Carriage Plan and any Subsequent Carriage Plans executed prior to the Second Amendment Effective Date shall be governed by the First Amendment.

(g) [****]

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4. Order of Precedence. This Second Amendment is supplementary to and modifies the Existing Agreement. The terms of this Second Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Second Amendment and the Existing Agreement expressly conflict. However, nothing in this Second Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Second Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Second Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

5. Counterparts; Facsimile. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Second Amendment may be executed by facsimile.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of the Second Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ Jim Riesenbach	By:	/s/ Joan Braddi
Name:	Jim Riesenbach	Name:	Joan Braddi
Title:	SVP	Title:	VP Search Services
Date:	3/30/04	Date:	March 30, 2004

LIST OF SECOND AMENDMENT EXHIBITS

Second Amendment Exhibit A	Defined Terms

Second Amendment Exhibit B	JavaScript Protocol for Google Content Targeted Advertising Service

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SECOND AMENDMENT EXHIBIT A

DEFINED TERMS

The definition of “Content Targeted Advertising Service” is hereby deleted in its entirety and replaced with the following definition.

Content Targeted Advertising Service. The targeted advertising service operated by Google in accordance with the First Amendment Exhibit B and/or this Second Amendment Exhibit B, as may be mutually agreed to by the Parties under a relevant Subsequent Carriage Plan.

Exclusive Category(ies). Category(ies) of products or services under which AOL has a contractual arrangement with any third party for the exclusive display of such third party’s advertisements or content on the AOL Network.

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SECOND AMENDMENT EXHIBIT B

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